Investor Update April 2012 Capability Adaptability Accountability EXHIBIT 99.1

2

Information Related to Forward-Looking Statements
Statements made in this presentation that state the Company’s or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's future events and actual results, financial or otherwise, could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause future events or actual results to differ materially from those in the forward-looking statements are included in the “Risk Factors”
section of the Company's SEC filings, including, but not limited to, the Company's Annual Report and quarterly reports. You are cautioned not to place undue reliance on such forward-looking statements.
Use of non-GAAP measures
We frequently use the non-GAAP measures of earnings before depreciation, amortization and deferred taxes (“EBDT”), comparable net operating income (“NOI”) and measures based on the pro-rata consolidation method (“pro-rata”) to explain operating performance and assist investors in evaluating our business. In addition, we present a schedule of components to assist investors in determining the “net asset value” (“NAV”) of the Company, also a non-GAAP measure.  For a more thorough discussion of EBDT, NOI, pro-rata measures and NAV, including how we reconcile these measures to their GAAP counterparts, please refer to the Supplemental
Package furnished to the SEC on Form 8-K on March 29, 2012.  Copies of our quarterly and annual Supplemental Packages can be found on our website at www.forestcity.net, or on the
SEC’s website at www.sec.gov.

Boston
New York
Philadelphia
Washington, D.C.
Baltimore
Richmond
Cleveland
Chicago
Denver
San Francisco
Los Angeles
Dallas

Core Market Strategy

Core Expansion Markets:
We intend to expand our presence in these urban markets which have high barriers to entry, strong demographics and job and population growth.

Core Legacy Markets:
We will continue to maintain a presence in these markets through our portfolio of core assets. (Forest City also owns and operates assets in markets outside of those illustrated here.)

FOREST CITY

capability
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Company Profile
•
Founded in 1920 and traded publically since 1960, Cleveland based Forest City is known nationally as a property owner, manager, and developer of some of the largest and most prestigious real estate projects in the country. Forest City’s diverse portfolio includes hundreds of premier properties located throughout the United States.
•
With a focus on Core Markets – the New York City metropolitan area, Boston, Greater
Washington, D.C., Denver, Los Angeles, San Francisco, Dallas, Philadelphia and Chicago
– we have overcome high barriers to entry and developed a unique franchise. Each of these core markets are great urban centers with strong demographics and superior growth potential.

Our Mission
Forest City is a leading owner, operator, and developer of
distinctive and diversified real estate projects in select core markets, which create value for our customers, shareholders, and communities through place creation, sustainable practices, and a long-term investment perspective.
We operate by developing meaningful relationships and leveraging our entrepreneurial capabilities with creative and talented
associates who embrace our core values.
Our Vision
To be the real estate leader and partner-of-choice in creating distinctive places to live, work, and shop.

FORESTCITY

capability
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Our Strategic Themes
•
We will leverage our unique and proven
capability
as an owner, operator and
developer of distinctive real estate.
•
We will continue to show
adaptability
to
changing market conditions and stakeholder
needs.
•
We will commit to a high level of
accountability
to ourselves and to all of our
stakeholders to drive value creation.

capability
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FORESTCITY

Our 2012-2015 Strategic Plan
Key Goals:
•
Increase shareholder value by:
Intensify focus on the core, both markets and
products
Continuing to strengthen the balance sheet and
reduce risk
Driving operational excellence through all aspects
of our company

capability
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FORESTCITY

Our Strategic Foundation

Develop unique,
differentiated real estate
that fuels growth, creates
a “sense of place” and
builds communities in
strong core markets
Be a value-added
owner and operator
of a diverse portfolio of
profitable real estate
assets
Build a strong,
sustaining capital
structure and balance
sheet that allow us to
further create value
and profitable growth

FORESTCITY

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Our Investment Profile: “Core-PLUS”

Core Products:
•
High-quality portfolio of 220+ income-producing assets
•
Primarily apartments, retail, and office (including life science)
•
Consistent NOI growth, stable occupancy, low tenant concentration
Core Markets:
•
Gateway cities with strong growth/demographics, barriers to entry
•
77% of assets in New York, D.C., Boston, Chicago, Denver, Los Angeles,
San Francisco, Philadelphia
•
Selective expansion in new growth markets, including Dallas
PLUS:
•
Signature development capability to fuel future growth
•
Substantial entitlement at large, mixed-use projects in core markets
•
Expertise in public/private partnerships, urban infill, adaptive reuse
•
90-year+ track record, more than 50 years as a public company

Balanced, Diverse NOI Sources

Retail
$236,734
34.6%
Office
$248,484
36.3%
Apartments (1)
$146,568
21.4%
Military
Housing
$28,394
4.2%
Hotels
$11,862
1.7%
Land
$12,360
1.8%
New York
$210,762
30.8%
Dallas
$3,834
0.6%
Non -Core
Markets
$176,032
25.7%
684,402
42,622
(26,814)
(53,837)
(14,588)
631,785 $
Greater
Washington,
D.C.
$66,742
9.8%
Greater
San
Francisco
$38,652
5.6%
Denver
$34,392
5.0%
Philadelphia
$23,971
3.5%
Chicago
$23,473
3.4%
$       NOI by Product/Market Type:
Casino Land Sale
The Nets
Corporate Activities
Other
(2)
Grand Total NOI
(3)
Los Angeles
$63,996
9.4%
Boston
$42,548
6.2%
Year Ended January 31, 2012 Year Ended January 31, 2012
Net Operating Income by Product Type Net Operating Income by Core Market
Pro-Rata Consolidation  (dollars in thousands)
Pro-Rata Consolidation  (dollars in thousands)
(1) Includes subsidized senior housing.
(2) Includes write-offs of abandoned development projects, non-capitalizable development cost, non-capitalizable marketing/promotional costs
(3) Includes Richmond, Virginia.
associated with Barclays Center and unallocated management and service company overhead, net of tax credit income.

NOI by Market and Product Type*

Office Retail Apartments SUM
New York 71% 23% 6% 100%
Los Angeles 0% 88% 12% 100%
San Francisco 28% 46% 26% 100%
Washington DC 31% 45% 24% 100%
Cleveland 41% 7% 52% 100%
Boston 77% 0% 23% 100%
Denver 4% 60% 36% 100%
Pittsburgh 22% 74% 4% 100%
Chicago 14% 33% 53% 100%
Philadelphia 20% 25% 55% 100%
Dallas 0% 0% 100% 100%
Florida 0% 64% 36% 100%
Las Vegas 0% 100% 0% 100%
Other 7% 55% 38% 100%
40% 38% 22% 100%
* Excludes Senior Housing, Military Housing, Supported Living, Land, Land Sales, Hotels, and Other

NOI by Product Type and Market*

Office Retail Apartments
New York 59% 20% 9%
Los Angeles 0% 23% 5%
San Francisco 4% 7% 7%
Washington DC 8% 13% 12%
Cleveland 9% 1% 20%
Boston 13% 0% 7%
Denver 0% 5% 6%
Pittsburgh 2% 8% 1%
Chicago 1% 3% 9%
Philadelphia 2% 2% 10%
Dallas 0% 0% 3%
Florida 0% 4% 4%
Las Vegas 0% 6% 0%
Other 2% 8% 7%
100% 100% 100%
* Excludes Senior Housing, Military Housing, Supported Living, Land, Land Sales, Hotels, and Other

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FOREST CITY

Comparable Occupancy % (2) Comparable NOI Growth – Year-over-Year, Pro Rata %
90
90 90
91 91 91
91
88
92 92
94
95
86
88
90
92
94
96
YE 1/31/09 YE 1/31/10 YE 1/31/11 YE 1/31/12
Retail Office Residential (1)
0.3
(3.9)
2.2
2.6
1.2
5.4
2.1
(2.6)
1.4
(3.9)
4.3
7.3
(6.0)
(4.0)
(2.0)
-
2.0
4.0
6.0
8.0
YE 1/31/09 YE 1/31/10 YE 1/31/11
YE 1/31/12
Retail Office Residential (1)
Historical Operations
“Our residential multifamily business had an outstanding year with strong results in comp NOI and consistently high occupancies throughout the year. In addition, our comp retail portfolio also performed at or above peer averages for the year. Our office results were impacted by the timing of anticipated vacancies mainly at our MetroTech campus in Brooklyn, but we also saw significant strength in the total office portfolio as demonstrated by leasing spreads that were up
8% during 2011.” - David LaRue, President and CEO
(1)
Prior periods have been recasted to exclude subsidized senior housing.  The Company believes this change will improve disclosure by allowing investors to see results for the conventional apartment portfolio separated from those of the limited-dividend senior-housing properties.
(2)
Represents comparable occupancy for Retail and Office as of the applicable date and comparable average occupancy year-to-date for Residential.
Source: Supplemental Packages for the  year ended January 31, 2012, 2011, 2010, and 2009.

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FORESTCITY

EBDT per Share ($ per share)
(2)
Historical Operations
EBDT ($ in millions)
(1)
Refer to the Investors section of Forest City’s web site (http://ir.forestcity.net/phoenix.zhtml?c=88464&p=IROL-reportsother) for Supplemental
Packages for the periods referenced above, which provide reconciliation of EBDT to its nearest GAAP equivalent.
.
“We achieved record total EBDT in 2011, propelled by the strength of our portfolio, particularly our residential and retail businesses, where our comp portfolios outperformed industry averages for the year. Our results also benefited from major transactions such as our sale of land and air rights to the Cleveland casino developer. Overall, 2011 was a year of solid progress and positive momentum for Forest City” –
David LaRue, President and CEO

168.0
194.4
212.4
245.0
270.5
285.0
265.7
218.9
301.1
309.9
334.4
-
50
100
150
200
250
300
350
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
1.77
1.94
2.10
2.41
2.64
2.73
2.47
2.05
2.00
1.59
1.61
-
0.50
1.00
1.50
2.00
2.50
3.00
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
(1)
(2) Per–share data reflects new Class A common shares and the “if-converted” effect of convertible debt and convertible preferred stock issued in 2009 and 2010.

FOREST CITY

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Office Portfolio Overview
•
49 properties, 13.5M s.f. in conventional and
life science office
•
Concentrations in New York and Boston
•
Key properties:
New York Times, Manhattan (left)
University Park at MIT, Cambridge
MetroTech Center, Brooklyn
The New York Times is a 52 story office
tower located in the Times Square
submarket and was designed by Pritzker
Prize winning architect Renzo Piano.

88.4%
90.7%
90.3%
90.5%
91.0%
87.0%
89.0%
91.0%
93.0%
95.0%
January 31,
2011
April 30,
2011
July 31,
2011
October 31,
2011
January 31,
2012
Office Comparable Occupancy Recap
For the three months ended

Apartment Portfolio Overview
•
123 apartment communities, 34,225 total units
•
Key properties:
8 Spruce Street, Manhattan
DKLB BKLN, Brooklyn
River Lofts at Tobacco Row, Richmond
Metro 417, Los Angeles (shown)
opened in 2005 was one of the largest adaptive –
reuse projects in LA history.  There are 277 units in the 500k s.f.
building that was originally built in the 1920s as the Subway
Terminal for the city’s Red Car trolleys.  The building is on both the state and national lists of historical places.

2.0%
4.8%
3.1%
12.0%
11.9%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
January 31,
2011
April 30,
2011
July 31,
2011
October 31,
2011
January 31,
2012
Quarterly Residential Comparable NOI Increase
For three months ended:
Metro 417,

NORDSTRO
LITTMAN
FINE JEWELERS

►

FORESTCITY

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Portfolio Highlights – Retail
•
46 centers, 26.5M total s.f.,
16.1 M GLA
•
Enclosed regional malls, open-air
lifestyle centers, big-box/power
centers, specialty centers
•
Key properties:
42nd Street, New York
San Francisco Centre/
The Emporium
Short Pump Town Center,
Richmond (Shown)
Victoria Gardens, Rancho
Cucamonga, CA

Short Pump Town Center is a two-level 1.3M s.f. open-air mall located in Richmond, Virginia, anchored by Nordstrom, Macy’s Dillard’s, and Dick’s
Sporting Goods.
(1) All sales data is derived from schedules provided by our tenants and is not subject to the same internal control and
verification procedures that are applied to the other data in the Company's supplemental package.  In addition, the data
is presented on a one-month lag to be consistent with the
calendar year end of our tenants.
$399
$411
$417
$434
$443
$370
$390
$410
$430
$450
January 31,
2011
April 30,
2011
July 31,
2011
October 31,
2011
January 31,
2012
Regional Mall Sales per Square Foot (1)
Rolling 12-month basis for the periods presented

$25,000
$20,000
$15,000
$10,000
$5,000
$-

	2005	2006	2007	2008	2009	2010	2011
Property Management	$1,776	$4,092	$3,379	$6,834	$9,881	$9,872	$10,967
Asset Management	$316	$559	$1,141	$2,272	$2,192	$2,993	$3,309
Construction	$1,149	$3,344	$9,033	$12,345	$8,783	$5,634	$4,158
Development	$3,334	$8,983	$16,624	$23,541	$11,169	$5,883	$5,615
Total	$6,573	$16,978	$30,177	$44,992	$32,025	$24,381	$24,049

FOREST CITY

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Forest City is proud to participate in the
privatization of rental residential communities
for military families.
Our portfolio includes more than 14,000 military
family homes located in eight states.  These
include the Southern Group Air Force bases, the
U.S. Air Force Academy, and Naval installations
in Hawaii, Washington, Illinois, Indiana and
Tennessee.
Military Housing NOI
(In Thousands)
Military Housing

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FORESTCITY

2010 Openings
•
Waterfront Station (former mall), Washington, DC. Two
office buildings, 631K s.f., fully leased, w/street-level retail.
Sold in May 2011. LEED Gold.
Substantial entitlement for
future phases.
•
East River Plaza (former wire factory), NYC. Urban, big-
box retail center, 527K s.f., w/ Manhattan’s first Costco
and Target.
•
Presidio Landmark (former hospital), San Francisco.
161 luxury apartments in Presidio National Park.
LEED Gold and Platinum.
Named Best Adaptive Reuse project of the year by
both Multifamily Executive (MFE) Magazine and the
National Association of Home Builders (NAHB)
•
Village at Gulfstream
Park,
Hallandale Beach, FL.
Retail/mixed-use center, 511K s.f., anchored by a
thoroughbred racetrack. Serves Miami/Ft. Lauderdale.

FOREST CITY
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Recently Opened: 8 Spruce Street
•
Located in New York City (Lower
Manhattan); Frank Gehry-designed
apartment tower.
•
76 stories, 899 market-rate units.
655+ executed leases
Lower floors include a K-8 public school
and an ambulatory care center for the
New York Downtown Hospital
Over 780 units are open, remaining
units on upper floors are still under
construction

View from an upper level model unit, featured
in the Wall Street Journal on March 21, 2012
(Views from the Market Top
by Laura Kusisto)

GAP
Vera Bradley
Lord & Taylor
Sur la table
REI www.rei.com

DICK'S SPORTING GOODS
H&M
NATIONAL AMUSEMENTS THEATRES
WHOLE FOODS MARKET
Guitar Center The Musician's Choice
LLBean

WESTMED MEDICAL GROUP
The Cheesecake Factory
SEPHORA

FOREST CITY

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Recently Opened: Westchester’s Ridge Hill
•
Located in Yonkers, NY 1.3M s.f. mixed-
use retail project (currently 59% leased)
Currently opening in phases,
Lord + Taylor’s grand opening
of a new 80K s.f. store was on
April 13, 2012.
Some tenants currently open:

theyards
WASHINGTON, DC

DCyards.com
dine

FORESTCITY

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Recently Opened: Foundry Lofts

•
Foundry Lofts, the first residential building at The Yards mixed-
use project in the Capitol Riverfront District of Washington, D.C.
170 loft-style apartments in an adaptive–reuse of a former
Navy Yard industrial building.
Initial move-ins began in December, with lease commitments
for 79% of the units already.

BARCLAYS CENTER
BROOKLYN

NETS

FORESTCITY

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Under Construction: Barclays Center
•
Brooklyn, New York
State-of-the-art sports
and entertainment venue
More than 95% of steel
erection has been completed
64% of forecasted
contractually obligated
revenues currently under
contract
Future home of the NBA Nets
First phase of the Atlantic
Yards mixed-use project,
which is expected to feature
more than 6,400 housing
units, approximately 250K s.f.
of retail, and more than 8
acres of open space.
Set to open September, 2012

Net Asset Value Components - January 31, 2012					
Completed Rental Properties ("CRP")					
(Dollars in millions at pro-rata)	Q4 2011 NOI [1]	Annualized NOI [2]	Net Stabilized Adjustments [3]	Annualized Stabilized NOI	Nonrecourse Debt [4]
		A	B	=A + B	
Commercial Real Estate					
Retail	$ 56.9	227.6	$ 9.8	$ 237.4	$ (2,638.8)
Office	59.8	239.2	(0.4)	238.8	(2,293.4)
Other	(3.3)	(13.2)	9.5	(3.7)	
Total Commercial Real Estate	$ 113.4	$ 453.6	$ 18.9	$ 472.5	$ (4,932.2)
Residential Real Estate					
Apartments	$ 34.5	$ 138.0	$ 0.9	$ 138.9	$ (1,938.8)
Senior Housing	2.6	10.4	-	10.4	
Military Housing	8.9	35.6	(20.6)	15.0	
Other	(1.4)	(5.6)	-	(5.6)	
Total Residential Real Estate	$ 44.6	$ 178.4	$ (19.7)	$ 158.7	$ (1,938.8)
Total Rental Properties	$ 158.0	$ 632.0	$ (0.8)	$ 631.2	$ (6,871.0)
Development Pipeline Debt Adj. NET [5]					423.1
Adjusted Total Rental Properties	$ 158.0	$ 632.0	$ (0.8)	$ 631.2	$ (6,447.9)
Development Pipeline					
				Book Value	Nonrecourse Debt [4]
Westchester's Ridge Hill *(Adjusted for amounts included in CRP)* [5]				$ 270.0	$ (157.2)
8 Spruce Street *(Adjusted for amounts included in CRP)* [5]				351.9	(218.2)
Foundry Lofts *(Adjusted for amounts included in CRP)* [5]				54.9	(47.7)
Projects under construction [4]				991.5	(473.2)
Adjusted projects under construction				$ 1,668.3	$ (896.3)
Projects under development [4]				$ 905.8	$ (209.1)
Land held for development and sale [4]				$ 94.7	$ (26.9)
Other Tangible Assets					
				Book Value [4]	Nonrecourse Debt [4]
Cash and equivalents				$ 268.9	
Restricted cash and escrowed funds				$ 553.8	
Notes and accounts receivable, net [6]				$ 423.4	
Net investments and advances to unconsolidated entities				$ 204.4	
Prepaid expenses and other deferred costs, net				$ 213.4	
Land held for divestiture				$ 88.3	$ (29.6)
Recourse Debt and Other Liabilities					
				Book Value [4]	
Bank revolving credit facility				$ -	
Senior and subordinated debt				$ (1,038.5)	
Less: convertible debt				$ 599.1	
Construction payables				$ (159.4)	
Operating accounts payable and accrued expenses [7]				$ (755.1)	
Weighted Average Shares Outstanding - Diluted					
Number of shares for the three months ended January 31, 2012 *(In millions)*				221.5	

FOREST CITY

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Enhanced Disclosure: Net Asset Value Components 24 *Footnotes provided in Appendix Section * $

Appendix
Recourse Debt Maturities 26
Asset Sales 27
Lease Expirations 28
Pipeline 30
The Yards – Project Site Plan 36
Atlantic Yards – Project Site Plan 37
Sustainability 38
Net Asset Value Components Footnotes 39

Change in Recourse Debt Capacity - 1/31/2012 Compared to 1/31/09
Millions
1650
1450
1250
1050
850
650
450
250
50
-150
750
273
29
29
200
450
178
300
50
132
150
350
100
100
600
889
1,602
2010
2011
2012
2013
2014
2015
2016
2017
2018
2034
Total
1/31/09 Debt/Capacity
1/31/12 Convertible Debt
1/31/12 Non-Convertible Debt/Capacity

FOREST CITY

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Addressing Recourse Debt Maturities 26

Count	Cash Proceeds	Net Sales Price	Annualized NOI	Cap Rate	EBDT Year Prior to Sale	EBDT/ Proceeds	Leverage
Total (11 Yr + YTD 2012: 2001-2012)	97	1,304,861	3,138,922	207,701	6.6%	97,702	7.5%	58%
Total (10 Yr: 2002-2011)	88	1,207,394	2,928,026	191,337	6.5%	90,266	7.5%	59%
Total (7 Yr: 2005-2011)	70	1,080,576	2,573,017	163,272	6.3%	76,309	7.1%	58%
Total (5 Yr: 2007-2011)	58	720,777	1,860,871	122,134	6.6%	60,632	8.4%	61%

FOREST CITY
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Asset Sales 27 ($ in thousands at pro-rata)

FOREST CITY

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Office Lease Expirations (as of 1/31/2012)
EXPIRATION
YEAR
NUMBER OF
EXPIRING
LEASES
SQUARE FEET
OF EXPIRING
LEASES
PERCENTAGE
OF TOTAL
LEASED GLA
NET
BASE RENT
EXPIRING
PERCENTAGE
OF TOTAL
BASE RENT
AVERAGE
BASE
RENT PER
SQUARE FEET
EXPIRING
2012 102 980,801 8.77% $ 25,144,510 8.38% $ 31.48
2013 95 1,136,706
10.17%
25,084,388
8.36%
22.73
2014 73 759,301
6.79%
15,743,907
5.25%
32.38
2015 44 461,184
4.13%
8,850,686
2.95%
22.16
2016 61 983,434
8.80%
22,746,109
7.58%
30.00
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
2012 2013 2014 2015 2016
Office Lease Expirations
Percentage of  Net Base Rent Expiring
As of January 31, 2012

Forest City

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Retail Lease Expirations (as of 1/31/2012)
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2012 2013 2014 2015 2016
Retail Lease Expirations
Percentage of  Net Base Rent Expiring
As of January 31, 2012
EXPIRATION
YEAR
NUMBER OF
EXPIRING
LEASES
SQUARE FEET
OF EXPIRING
LEASES
(3)
PERCENTAGE
OF TOTAL
LEASED GLA
(1)
NET
BASE RENT
EXPIRING
(2)
PERCENTAGE
OF TOTAL
BASE RENT
AVERAGE
BASE
RENT PER
SQUARE FEET
EXPIRING
(3)
2012 275 909,858 7.05% $ 18,848,095 7.36% $ 27.01
2013 343 1,254,649
9.73%
26,797,228
10.47%
26.94
2014 292 1,159,467
8.99%
22,305,708
8.72%
28.14
2015 208 836,163
6.48%
18,776,849
7.34%
29.59
2016 270 1,436,411
11.14%
31,815,105
12.43%
35.65

Openings as of January 31, 2012

Property	Location	Dev (D) Acq (A)	Date Opened	FCE Legal Ownership % (a)	Pro-Rata FCE % (a) (1)	Cost at Full Consolidation (GAAP) (b)	Total Cost at 100% (2)	Cost at FCE Pro-Rata Share (Non-GAAP) (c) (1) X (2)	Sq. ft./ No. of Units	Gross Leasable Area	Lease Commitment
2011 (3)							*(in millions)*				
Retail Centers: (m)											
Westchester's Ridge Hill (e)	Yonkers, NY	D	Q2-11/12	70.0%	100.0%	$ 868.2	$ 868.2	$ 868.2	1,336,000 (d)	1,336,000	59%
Residential: (m)											
8 Spruce Street (f) (g)	Manhattan, NY	D	Q1-11/12	35.7%	51.0%	$ 0.0	$ 875.7	$ 446.6	899		73%
Foundry Lofts	Washington, D.C.	D	Q4-11	100.0%	100.0%	61.4	61.4	61.4	170		79%
						$ 61.4	$ 937.1	$ 508.0	1,069		
Total 2011 (h)						$ 929.6	$ 1,805.3	$ 1,376.2			

FOREST CITY

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30 Note: See pages 37- 38 in the Supplemental Package for the year ended January 31, 2012 for footnotes. Pipeline: Projects Opened

Pipeline: Projects Under Construction

Note: See pages 37- 38 in the Supplemental Package for the year ended  January 31, 2012 for footnotes.
Projects Under Construction as of January 31, 2012 (6)
Cost at FCE
Total Cost Pro-Rata Share
Anticipated at 100% (Non-GAAP) (c) Sq. ft./
Property Location Opening (2) (1) X (2) No. of Units
Retail Centers: (m)
The Yards - Boilermaker Shops Washington, D.C. Q3-12 100.0% 100.0% $ 19.2 19.2 $      19.2 $                 40,000 40,000 74%
Office:
Johns Hopkins Parking Garage Baltimore, MD Q3-12 85.0% 100.0% $ 30.1 30.1 $      30.1 $                 492,000
Residential:
The Aster Town Center (formerly Novella) Denver, CO Q1-12 90.0% 90.0% $ 10.9 10.9 $      9.8 $                   85
Botanica Eastbridge Denver, CO Q2-12 90.0% 90.0% 15.4 15.4 13.9 118
Continental Building Dallas, TX Q1-13 100.0% 100.0% 54.3 54.3 54.3 203
$ 80.6 80.6 $      78.0 $                 406
Arena:
Barclays Center Brooklyn, NY Q3-12 34.0% 34.0% $ 904.3 904.3 $    307.5 $               670,000 18,000 seats (o) 64% (p)
Total Under Construction (n) $ 1,034.2 1,034.2 $ 434.8 $
Fee Development Projects (2)
Las Vegas City Hall Las Vegas, NV Q1-12 - (q) - (q) $ 0.0 146.2 $    0.0 $                   270,000
Dept. of Health & Mental Hygiene (DHMH) Baltimore, MD Q2-14 - (q) - (q) 0.0 135.0 0.0 234,000
$ 0.0 281.2 $    0.0 $                   504,000
(in millions)
Lease
Ownership % (a) (1) (GAAP) (b) Area Commitment %
Pro-Rata Cost at Full Gross
FCE Legal FCE % (a) Consolidation Leasable

(a) This schedule includes only the six projects under construction listed on the previous page. This does not include costs associated with phased-in units, operating property renovations and military housing.

(b) Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity ("VIE").

(c) Cost at pro-rata share represents Forest City's share of cost, based on the Company's pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(d) "Other Sources" includes estimates of third party subsidies and tax credit proceeds. The timing and the amounts may differ from our estimates.

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FOREST CITY

Pipeline: Equity Requirements

Equity Requirements for Projects Under Construction
(a)
As of January 31, 2012
Less Plus
Unconsolidated Full Less Unconsolidated Pro-Rata
Investments Consolidation Noncontrolling Investments Consolidation
100% at 100% (GAAP)
(b)
Interest at Pro-Rata (Non-GAAP)
(c)
Total Cost Under Construction 1,034.2 $                   - $                   1,034.2 $        599.4 $                   - $                   434.8 $
Total Loan Draws and Other Sources at Completion
(d)
620.7 - 620.7 376.6 - 244.1
Net Equity at Completion 413.5 - 413.5 222.8 - 190.7
Net Costs Incurred to Date 657.0 - 657.0 392.7 - 264.3
Loan Draws and Other Sources to Date 272.0 - 272.0 169.9 - 102.1
Net Equity to Date 385.0 - 385.0 222.8 - 162.2
% of Total Equity 93% 93% 85%
Remaining Costs 377.2 - 377.2 206.7 - 170.5
Remaining Loan Draws and Other Sources 348.7 - 348.7 206.7 - 142.0
Remaining Equity 28.5 $                        - $                   28.5 $              - $                      - $                  28.5 $
% of Total Equity 7% 7% 15%
(dollars in millions)

Property	Location	Dev (D) Acq (A)	Date Opened / Acquired	FCE Legal Ownership % (a)	Pro-Rata FCE % (a) (1)	Cost at Full Consolidation (GAAP) (b)	Total Cost at 100% (2)	Cost at FCE Pro-Rata Share (Non-GAAP) (c) (1) X (2)	Sq. ft./ No. of Units	Gross Leasable Area	Lease Commitment %
Retail Centers: (i)											
Village at Gulfstream Park (g) (j)	Hallandale Beach, FL	D	Q1-10	50.0%	50.0%	$ 0.0	$ 139.2	$ 69.6	511,000	511,000	76%
East River Plaza (g)	Manhattan, NY	D	Q4-09/Q2-10	35.0%	50.0%	0.0	390.6	195.3	527,000	527,000	94%
Promenade in Temecula Expansion	Temecula, CA	D	Q1-09	75.0%	100.0%	113.4	113.4	113.4	127,000	127,000	91%
						$ 113.4	$ 643.2	$ 378.3	1,165,000	1,165,000	
Office:											
Waterfront Station											
- East 4th & West 4th Bldgs (Sold Q2-11) (k)	Washington, D.C.	D	Q1-10	45.0%	45.0%	$ 245.9	$ 245.9	$ 110.7	631,000		99%
Residential: (i)											
Presidio Landmark	San Francisco, CA	D	Q3-10	100.0%	100.0%	$ 96.6	$ 96.6	$ 96.6	161		89%
North Church Towers	Parma Heights, OH	A	Q3-09	100.0%	100.0%	5.2	5.2	5.2	399		92%
DKLB BKLN (g)	Brooklyn, NY	D	Q4-09/Q2-10	40.8%	51.0%	0.0	160.0	81.6	365		99%
						$ 101.8	$ 261.8	$ 183.4	925		
Total Prior Two Years Openings (l)						$ 461.1	$ 1,150.9	$ 672.4			
Recap of Total Prior Two Years Openings											
Total 2010						$ 342.5	$ 872.3	$ 472.2			
Total 2009						118.6	278.6	200.2			
Total Prior Two Years Openings (l)						$ 461.1	$ 1,150.9	$ 672.4			

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Projects Opened or Acquired: Prior Two Years 33 Note: See pages 37- 38 in the Supplemental Package for the year ended January 31, 2012 for footnotes.

FOREST CITY
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Projects Under Development (full descriptions)

1) Atlantic Yards - Brooklyn, NV
2) Live Work Las Vegas - Las Vegas, NV
3) The Yards - Washington, D.C.
4) The Science + Technology Park at Johns Hopkins - Baltimore, MD
5) Colorado Science + Technology Park at Fitzsimons -
Aurora, CO
6) Waterfront Station - Washington, D.C.
7) 300 Massachusetts Avenue - Cambridge, MA
As of January 31, 2012
Below is a summary of our active large scale development projects, which have yet to commence construction, often referred to as our "shadow pipeline" which are crucial to our long-term growth.  While we cannot make any assurances on the timing or delivery of these projects, our track record speaks to our ability to bring large, complex projects to fruition when there is demand and available construction financing.  The projects listed below represent pro-rata costs of $769.0 million ($965.1 million at full consolidation) of Projects Under Development ("PUD") on our balance sheet and pro-rata mortgage debt of $194.6 million ($260.6 million at full consolidation).
Atlantic Yards is adjacent to the state-of-the-art arena, Barclays Center, which was designed by the award-winning firms Ellerbe Becket and SHoP Architects and is currently under construction.  Atlantic Yards is expected to feature more than 6,400 units of housing, including over 2,200 affordable units, approximately 250,000 square feet of retail space, and more than 8 acres of landscaped open space.
LiveWork Las Vegas is a mixed-use project on a 13.5 acre parcel in downtown Las Vegas.  At full build-out, the project will have the new 260,000 square-foot City Hall and is also expected to include up to 1 million square feet of office space and approximately 300,000 square feet of retail. The City Hall is owned by the city of Las
Vegas which held its dedication ceremony on March 5, 2012.
The Yards is a 42 acre mixed-use project, located in the neighborhood of the Washington Nationals baseball park in the Capitol Riverfront District.  The full project is expected to include up to 2,700 residential units, 1.8 million square feet of office space, and 300,000 square feet of retail and dining space.  The Yards features a 5.5 acre publicly funded public park that is a gathering place and recreational focus for the community.  The first residential building, Foundry Lofts, opened in November
2011.  Two restaurants in the building, Potbelly Sandwich and Kruba Thai & Sushi, are on track for spring 2012 openings.
The 31 acre Science + Technology Park at Johns Hopkins is a new center for collaborative research directly adjacent to the world-renowned Johns Hopkins medical and research complex.  Initial plans call for 1.1 million square feet in five buildings, with future phases that could support additional expansion. In 2008, the Company opened the first of those buildings, 855 North Wolfe Street, a 279,000 square-foot office building anchored by the Johns Hopkins School of Medicine’s Institute for Basic
Biomedical Sciences.  Construction of a 492,000 square-foot parking garage at 901 N. Washington Street is currently underway and will provide approximately 1,450 parking spaces for Johns Hopkins and the active buildings at the Science + Technology Park when it is completed in Q3-12.  Construction of a second commercial building totaling 234,000 square feet commenced in January 2012.  The new building is being developed on a fee basis and will be fully leased to the Department of
Health & Mental Hygiene (DHMH) when it is expected to open in Q2-14.
The 184 acre Colorado Science + Technology Park at Fitzsimons is becoming a hub for the biotechnology industry in the Rocky Mountain region. Anchored by the
University of Colorado at Denver Health Science Center, the University of Colorado Hospital and The Denver Children’s Hospital, the park will offer cost-effective lease rates, build-to-suit office and research sites, and flexible lab and office layouts in a cutting-edge research park. The park is also adjacent to Forest City’s 4,700 acre
Stapleton mixed-used development.
Located in Southwest Washington, D.C., Waterfront Station is adjacent to the Waterfront/Southeastern University MetroRail station. Waterfront Station is expected to include 660,000 square feet of office space, an estimated 400 residential units and 40,000 square feet of stores and restaurants.
Located in the science and technology hub of Cambridge, MA, the 300 Massachusetts Avenue block represents an expansion of University Park @ MIT. In a 50/50 partnership with MIT, Forest City is presently focused on a project that reflects a development program of approximately 260,000 square feet of lab and office space.
Potential redevelopment of the entire block is possible with the acquisition of adjacent parcels in future phases, and would result in an approximately 400,000 square foot project.

FOREST CITY
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Military Housing

Opening/
Anticipated FCE Cost at Full Total Cost No.
Property Location Opening Pro-Rata % Consolidation at 100% of Units
Military Housing - Recent Openings (6)
Navy, Hawaii Increment III Honolulu, HI 2007-Q1-11 * 0.0 443.1 $     2,520
Marines, Hawaii Increment II Honolulu, HI 2007-Q2-11 * 0.0 289.1 1,175
Navy Midwest Chicago, IL 2006-Q4-11 * 0.0 200.3 1,401
Air Force Academy Colorado Springs, CO 2007-Q4-11 50.0% 0.0 69.5 427
Pacific Northwest Communities Seattle, WA 2007-Q4-11 * 0.0 280.5 2,985
Midwest Millington Memphis, TN 2008-Q4-11 * 0.0 33.1 318
Total Recent Openings 0.0 1,315.6 $  8,826
Military Housing Under Construction (5)
Hawaii Phase IV Kaneohe, HI 2007-2014 * 0.0 476.7 $     1,141
Keesler Air Force Base
Biloxi, MS
2011-2012 0.0% 0.0 5.0 1,188
Joint Base Charleston Charleston, SC 2011-2013 0.0% 0.0 72.0 345
Arnold Air Force Base
Tullahoma, TN
2011-2013 0.0% 0.0 10.1 22
Shaw Air Force Base
Sumter, SC
2011-2015 0.0% 0.0 156.5 630
0.0 243.6 $     2,185
Total Under Construction 0.0 720.3 $     3,326
*  The Company's share of residual cash flow ranges from 0-20% during the life cycle of the project.
(in millions)
$
$
$
$
$
As of January 31, 2012
Below is a summary of our Military Housing development projects. The Company provides development, construction and management services for these projects and receives agreed upon fees for these services.  The following phases still have a percentage of units opened and under construction:
Commitment Executed
Air Force – Southern Group was awarded on August 30, 2010.  This project is expected to include 2,185 end state units at four Air Force bases in Sumter, SC, Tullahoma, TN,
Charleston, SC and Biloxi, MS.  There are 330 financially excluded units that will not be encumbered by debt and which may be removed from the end state at the sole discretion of the Air Force.  The financial closing of the project was executed on September 30, 2011 with property management and construction beginning on October 1, 2011.
Summary of Military Housing Net Operating Income (14,104 end-state units)
Development fees related to our military housing projects are earned based on a contractual percentage of the actual development costs incurred. We also recognize additional development incentive fees upon successful completion of certain criteria, such as incentives to realize development cost savings, encourage small and local business participation, comply with specified safety standards and other project management incentives as specified in the development agreements.  NOI from development and development incentive fees was $1,390,000 and $5,615,000 for the three months and year ended January 31, 2012 respectively, and $746,000 and $5,883,000 for the three months and year ended January 31, 2011, respectively.
Construction management fees are earned based on a contractual percentage of the actual construction costs incurred. We also recognize certain construction incentive fees based upon successful completion of certain criteria as set forth in the construction contracts.  NOI from construction and incentive fees was $1,221,000 and $4,158,000 for the three months and year ended
January 31, 2012 respectively, and $880,000 and $5,634,000 recognized during the three months and year ended January 31, 2011, respectively.
Property management and asset management fees are earned based on a contractual percentage of the annual net rental income and annual operating income, respectively, that is generated by the military housing privatization projects as defined in the agreements. We also recognize certain property management incentive fees based upon successful completion of certain criteria as set forth in the property management agreements.  Property management, management incentive and asset management fees generated NOI of $4,724,000 and $14,276,000 during the three months and year ended January 31, 2012, respectively, and $3,060,000 and $12,865,000 during the three months and year ended January 31, 2011, respectively.
Air Force – Southern Group
Subtotal Air Force – Southern Group

M
M
M STREET SE
USDOT HEADQUARTERS
USDOT HEADQUARTERS
QUANDER STREET SE
NEW JERSEY AVENUE SE
TINGEY STREET SE
N STREET SE
FIRST STREET SE
1 1/2 STREET SE
CANAL STREET SE
2ND STREET SE
3RD STREET SE
4TH STREET SE
5TH STREET SE
5 1/2 STREET SE
ISSAC HULL STREET SE
WATER STREET SE
RIVER STREET SE
WASHINGTON NAVY YARD
NATIONALS BALLPARK
ANACOSTIA RIVER
Retail
Residential
Office
theyards WASHINGTON, DC

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FORESTCITY

The Yards –Site Plan
In total, a 42-acre mixed-use project in the Neighborhood of the Washington Nationals
baseball park in the Capitol Riverfront District of Washington, D.C.   Expected to include up
to 2,700 residential units, 1.8 million square feet of office space, and 300,000  square feet of retail and dining space.

Riverfront Park (5.5 Acres)
Completed Fall 2010
Foundry Lofts Apts.
Completed November 2011
Boilermaker Shops
Retail/Office
Opening Q3-2012

Future Residential
(mix of market rate, middle income/low income)
Barclays Center Arena (opening September 2012)
Future Office/Flex Use
Site 5
ATLANTIC AVENUE
PACIFIC STREET
DEAN STREET
FLATBUSH AVENUE
CARLTON AVENUE
VANDERBILT AVENUE
Arena
Office
Residential
Open Space

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Atlantic Yards – Site Plan

Located in Brooklyn, and adjacent to the state-of-the-art arena, Barclays Center, designed by
Ellerbe Becket and SHoP
Architects,
Atlantic Yards is expected to feature more than 6,400
residential units (including 2,200 affordable units), 250,000 square feet of retail and more than 8 acres of landscaped open space.

FOREST CITY

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Sustainability at Forest City

•
Commitment
A corporate core value since 2003
Dedicated Sustainability Dept. and Commercial Energy Services Dept.
Accountability and verification – all projects prepare a sustainability “scorecard”
•
Results
35+ projects certified or seeking certification (LEED, Energy Star, others)
Approx. 18.7% of total portfolio is certified (based on cost at pro-rata)
A leader in breadth of LEED certifications by project type:
•
New Construction
•
Core & Shell
•
Neighborhood Development
•
Homes
•
Existing Buildings
•
Value-added
Leveraging portfolio opportunities for energy generation/sale, reduced cost
Forest City included in Calvert Social Index since September, 2010
•
New Developments
Focus on results, not specific certifications, however use them to benchmark performance and stay on top of best practices
December 2011 – Joined National Better Buildings Challenge, a private sector initiative to increase energy efficiency 20% by 2020 across 14m SF of the overall portfolio
•
Renewable Energy
In-house capability to develop and manage alternative energy projects (solar, wind, waste-
to-energy) deployed on existing Forest City assets as well as new projects

FOREST CITY
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Net Asset Value Components Footnotes

Net Asset Value Components – January 31, 2012
(1) Pro-rata Q4 2011 NOI is reconciled to NOI at full consolidation by Product Group for the three months ended January 31, 2012 in the Supplemental
Operating Information section of the supplepmental package for the year ended January 31, 2012.
(2)  The pro-rata annualized NOI is calculated by taking the Q4 2011 NOI times a multiple of four.
(3)  The net stabilized adjustments column represents net adjustments required to arrive at a fully stabilized NOI for those properties currently in initial lease up periods, net of the removal of partial period NOI for recently sold properties. For those properties currently in initial lease up periods we have included stabilization adjustments as follows:
a) NOI for phased and new openings is removed until the property has been open for one year or achieves 80% lease commitment, whichever comes first.
b) NOI for the properties in lease up that have met the requirements of a) are reflected at 5% of the pro-rata cost disclosed in our Development
Pipeline disclosure (Prior Two Year Openings). This assumption does not reflect Forest City’s anticipated NOI, but rather is used in order to establish a hypothetical basis for valuation of lease up properties.
c) At the conclusion of the initial development period at each of our military housing communities, we estimate the ongoing property management fees, net of operating expenses, to be $15.0 million.
The net stabilized adjustments are not comparable to any GAAP measure and therefore do not have a reconciliation to its nearest comparable GAAP measure.
(4)  Amounts are derived from the respective pro-rata balance sheet line item as of January 31, 2012 and are reconciled to their GAAP equivalents in the
Selected Financial Information section of the supplemental package for the year ended January 31, 2012.
(5) Phased and new property openings that have not achieved the parameters of 3(a) will have their assets shown in the Development Pipeline section of the model. Westchester’s Ridge Hill, as of January 31, 2012, had $270.0 million of costs incurred at pro-rata consolidation and $157.2 million of mortgage debt at pro-rata consolidation which were transferred to CRP. 8 Spruce Street, as of January 31, 2012, had $351.9 million of costs incurred at pro-rata consolidation and $218.2 million of mortgage debt at pro-rata consolidation which were transferred to CRP. Foundry Lofts, as of January 31, 2012, had
$54.9 million of costs incurred at pro-rata consolidation and $47.7 million of mortgage debt at pro-rata consolidation which were transferred to CRP.  In order to account for the phased openings of Westchester’s Ridge Hill, 8 Spruce Street and Foundry Lofts as NAV components we have made the following adjustments:
•
All costs and associated debt for Westchester’s Ridge Hill, 8 Spruce Street and Foundry Lofts, for purposes exclusive to this disclosure, are accounted for as a component of “Adjusted Projects Under Construction” in the Development Pipeline section of this schedule.  Accordingly, all NOI, through the net stabilized adjustments column, and debt have been removed from the CRP section of the NAV schedule.
(6) Includes $152.8 million of straight-line rent receivable (net of $15.6 million of allowance for doubtful accounts).
(7)
Includes $41.2 million of straight-line rent payable.

Forest City Enterprises, Inc., is an NYSE-listed national real estate company with $10.5 billion in total assets (1/31/2012) . The
Company is principally engaged in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States.
Founded in 1920 and based in Cleveland, Ohio, Forest City’s diverse portfolio includes hundreds of premier properties located throughout the United States. We are especially active in our Core Markets – the New York City metropolitan area, Boston, Greater
Washington, D.C./Baltimore, Denver, Los Angeles, San Francisco, Dallas, and Chicago – where we have overcome high barriers to entry and developed a unique franchise. These are great urban markets with strong demographics and good growth potential.
Investor Relations Contact:
Jeff Linton
Senior Vice President, Corporate Communication
Forest City Enterprises
216-416-3558
jefflinton@forestcity.net